Exhibit 21

Marriott International, Inc.
“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “RIbM” means “Residence Inn by Marriott” / “FibM” means “Fairfield Inn by Marriott” / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Foreign Subsidiaries - Country of Incorporation

Entity Name	Country
Aberdeen Hotel Limited	Jersey, Channel Isla
ACHM Gerenciamento Internacional de Hoteis do Brasil Ltda.	Brazil
ACHM Global Hospitality Licensing S.àr.l.	Luxembourg
ACHM International Management Company (French Branch)	France
ACHM International Management Company S.a.r.l. (Panama Branch)	Panama
ACHM International Management Company S.àr.l.	Luxembourg
ACHM Spain Management S.L.	Spain
Adamar International Lodging, Ltd.	Bermuda
Adquisiciones Cancun-Vallarta S. de R.L. de C.V. - (Joint Venture)	Mexico
Amazonas H.O.T. S.A. (Joint Venture)	Ecuador
AP Arabella (Pty) Ltd	South Africa
AP Mount Grace (Pty) Limited	South Africa
BCN Hotel Management Company, S.L.	Spain
Berlin Marriott Hotelmanagement GmbH	Germany
Branch of the private limited liability company "Luxury Hotels International Management Company B.V."	Russia
Bulgari Hotels and Resorts Milano, S.r.l.	Italy
Business Tourism Company LLC - (Joint Venture)	Jordan
Cheshunt Hotel Operating Company Limited	United Kingdom
Cologne MH Operating Company GmbH	Germany
Crest Management Services, Limited	Bermuda
Delta Hotels Services Limited	Canada
Dominican Hotels (B.V.I.) Ltd.	Virgin Islands - BR
Elcrisa, S.A. de C.V. - (Joint Venture)	Mexico
ENA Hotel Holding Company Pvt Ltd	Maldives
Frankfurt Marriott Hotelmanagement GmbH	Germany
Frankfurt RH Operating Company GmbH	Germany
GH Hotel Operating Company Limited	United Kingdom
Global Hospitality Licensing S.à r.l.	Luxembourg
Graz Marriott Hotelmanagement GmbH	Austria
Guangzhou Gingerroot Information Technology Co.. Ltd	China
Hamburg Marriott Hotelmanagement GmbH	Germany
Heidelberg Marriott Hotelmanagement GmbH	Germany
Hoteles de Chile S.A. (Joint Venture)	Chile
International Hotel Licensing Company S.à r.l. Luxembourg, Zurich Branch	Switzerland
Leipzig Marriott Hotelmanagement GmbH	Germany
Limited Liability Company "CYBM Voznesenkiy Hotel Leasing"	Russia
Limited Liability Company "Renaissance St. Petersburg Hotel Leasing"	Russia
Limited Liability Company "St. Petersburg CY Hotel Leasing"	Russia
Lux International Hotels N.V.	Curacao
Luxury China Hotels Limited	Hong Kong

Exhibit 21

Luxury China Hotels Limited (China Registration)	China
Luxury Holding of Luxembourg S.àr.l.	Luxembourg
Luxury Hotel Leasing South Africa (Pty) Ltd (f/k/a PH Hunters Rest (Pty) Ltd)	South Africa
Luxury Hotel Management of Bolivia	Bolivia
Luxury Hotel Management of Czech Republic s.r.o.	Czech Republic
Luxury Hotel Management of Romania S.R.L.	Romania
Luxury Hotels & Resorts (Thailand) Limited	Thailand
Luxury Hotels (Barbados) Limited	Barbados
Luxury Hotels (China) International Management of Hong Kong Limited	Hong Kong
Luxury Hotels Cape Town (Pty) Ltd	South Africa
Luxury Hotels Design & Construction Hong Kong Limited	Hong Kong
Luxury Hotels International (Gabon) SARL	Gabon
Luxury Hotels International Company of Jamaica Limited	Jamaica
Luxury Hotels International Lodging Ltd.	Bermuda
Luxury Hotels International Lodging Ltd. (Cayman Islands Branch)	Cayman Islands
Luxury Hotels International Managemenmt Company B.V. (Ulyanovsk, Russia Branch)	Russia
Luxury Hotels International Management (Oman) LLC	Oman
Luxury Hotels International Management Austria GmbH	Austria
Luxury Hotels International Management Belgium SPRL	Belgium
Luxury Hotels International Management Company B.V.	Netherlands
Luxury Hotels International Management Company B.V. (Azerbaijan Branch)	Azerbaijan
Luxury Hotels International Management Company B.V. (Egypt Branch), formerly known as Marriott Hotels International (Egypt) B.V.	Egypt
Luxury Hotels International Management Company B.V. (El Salvador Branch)	El Salvador
Luxury Hotels International Management Company B.V. (Libya Branch)	Libya
Luxury Hotels International Management Company B.V. (Malaysia Branch)	Malaysia
Luxury Hotels International Management Company B.V. (Novosibirsk, Russian branch)	Russia
Luxury Hotels International Management Company B.V. (Portuguese Branch)	Portugal
Luxury Hotels International Management Italy Srl.	Italy
Luxury Hotels International Management Mexico, S.A. de C.V.	Mexico
Luxury Hotels International Management of Aruba N.V., formerly known as Marriott Aruba N.V.	Aruba
Luxury Hotels International Management of Saudi Arabia Limited	Saudi Arabia
Luxury Hotels International Management St. Kitts Limited	Saint Kitts and Nevi
Luxury Hotels International Management Switzerland GmbH	Switzerland
Luxury Hotels International of Canada, ULC	Canada
Luxury Hotels International of France SAS	France
Luxury Hotels International of Hong Kong Limited	Hong Kong
Luxury Hotels International of Hong Kong Limited (China Registration)	China
Luxury Hotels International of Japan, Inc.	Japan
Luxury Hotels International of Puerto Rico, Inc.	Puerto Rico
Luxury Hotels International of Spain S.L.U.	Spain
Luxury Hotels International OR Tambo (Pty) Ltd	South Africa
Luxury Hotels International Sales of Israel Ltd.	Israel
Luxury Hotels International Saudi Arabia Limited	Saudi Arabia
Luxury Hotels International South Africa (Pty) Ltd	South Africa
Luxury Hotels Irish Holding Company Limited, formerly known as MVCI Irish Holding Company Limited	Ireland

Exhibit 21

Luxury Hotels Management (BVI) Limited	Virgin Islands - BR
Luxury Hotels Management (BVI) Limited (Guyana Branch)	Guyana
Luxury Hotels Management (BVI) Limited (Haiti Branch)	Haiti
Luxury Hotels Management (BVI) Limited Ogranak Beograd	Serbia, Republic of
Luxury Hotels Management (Ghana) Limited	Ghana
Luxury Hotels of Costa Rica Management, S.R.L.	Costa Rica
Luxury Hotels of Turks & Caicos Ltd	Turks and Caicos Isl
Luxury Hotels Poland sp. z o.o.	Poland
Luxury Hotels Uluslararasi Otel Isletmeciligi Limited Sirketi	Turkey
Luxury International Holdings of Canada, ULC	Canada
Luxury International Management Nigeria Limited	Nigeria
LUXURY MANAGEMENT COMPANY MACEDONIA DOOEL Skopje	Macedonia
Luxury Reservations Limited	Ireland
Luxury Singapore Holding Company Pte. Ltd	Singapore
Luxury Swiss Management Company GmbH	Switzerland
Luxury Swiss Management Company GmbH (Morocco Branch)	Morocco
Luxury Swiss Management Company GmbH, Ethiopia International Contracting Office	Ethiopia
Luxury Switzerland Holding Company GmbH	Switzerland
LuxuryHotels International of Ecuador Cia. Ltda.	Ecuador
Malta Regional Hospitality Licensing Limited	Malta
Mar Hoteis de Sao Paulo Ltda.	Brazil
Marriott (Schweiz) GmbH	Switzerland
Marriott Argentina Licensing Company S.A.	Argentina
Marriott Cayman Islands Licensing Company I, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company II, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company III, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company IV, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company VI, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company VIII, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company X, Ltd.	Cayman Islands
Marriott Chile Licensing Company Limitada	Chile
Marriott Chile S.A.	Chile
Marriott Curacao N.V.	Curacao
Marriott De Honduras, Sociedad de Responsabilidad Limitada	Honduras
Marriott Ecuador Licensing Company MLC S.A.	Ecuador
Marriott European Holdings Limited - (Joint Venture)	Jersey, Channel Isla
Marriott European Hotel Operating Company Limited - (Joint Venture)	United Kingdom
Marriott France Group Companies SAS	France
Marriott Hotel Holding GmbH	Germany
Marriott Hotel Management Company (Virgin Islands), Inc.	Virgin Islands - US
Marriott Hotel Services Berlin GmbH	Germany
Marriott Hotel-Betriebsgesellschaft, m.b.H	Austria
Marriott Hotelmanagement Cologne GmbH	Germany
Marriott Hotelmanagement GmbH	Germany
Marriott Hotels and Catering (Holdings) Limited	United Kingdom
Marriott Hotels Denmark A/S	Denmark

Exhibit 21

Marriott Hotels Hellas, S.A.	Greece
Marriott Hotels India Private Limited	India
Marriott Hotels International B.V.	Netherlands
Marriott Hotels International B.V. (Armenia Branch)	Armenia
Marriott Hotels International B.V. (Caracas, Venezuela Branch)	Venezuela
Marriott Hotels International B.V. (China Registration)	China
Marriott Hotels International B.V. (Dominican Republic Branch)	Dominican Republic
Marriott Hotels International B.V. (Egypt Branch)	Egypt
Marriott Hotels International B.V. (Jordan Branch)	Jordan
Marriott Hotels International B.V. (Portugal Branch)	Portugal
Marriott Hotels International B.V. (Seoul MEA Branch)	South Korea
Marriott Hotels International B.V. (Seoul, South Korea Branch)	South Korea
Marriott Hotels International Limited	United Kingdom
Marriott Hotels International Limited (Belgium Branch)	Belgium
Marriott Hotels International Limited (French Branch - Liasion Office)	France
Marriott Hotels International Limited (Representative Office)	Spain
Marriott Hotels Limited	United Kingdom
Marriott Hotels Management France SAS	France
Marriott Hotels of Amsterdam, B.V.	Netherlands
Marriott Hotels, S.A. de C.V.	Mexico
Marriott Hurghada Management, Inc. (Egypt Branch)	Egypt
Marriott International Design & Construction Services, Inc. (India Registration)	India
Marriott International Design & Construction Services, Inc. (UK Establishment)	United Kingdom
Marriott International Finance Company B.V.	Netherlands
Marriott International Holding Company S.àr.l.	Luxembourg
Marriott International Hotels, Inc. (Argentina Branch)	Argentina
Marriott International Hotels, Inc. (Ecuador Branch)	Ecuador
Marriott International Hotels, Inc. (India Registration)	India
Marriott International Hotels, Inc. (Lebanon Branch)	Lebanon
Marriott International Hotels, Inc. (Malaysia Branch)	Malaysia
Marriott International Hotels, Inc. (Philippine Branch)	Philippines
Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti Romania (Romanian Branch)	Romania
Marriott International Licensing Company B.V.	Netherlands
Marriott International Lodging N.V.	Curacao
Marriott International Management Company B.V.	Netherlands
Marriott International Management Company B.V. (Australian Branch)	Australia
Marriott International Management Company B.V. (Seoul Branch)	South Korea
Marriott International Management Company B.V., Dongdaemoon Branch	South Korea
Marriott International Management Company B.V., Seongnam Branch	South Korea
Marriott International Management Company BV (China Registration)	China
Marriott International Services, Ltd.	Bermuda
Marriott International Services, Ltd. (Panama Branch)	Panama
Marriott International, Inc. (India Registration)	India
Marriott Inversiones y Servicios Limitada	Chile
Marriott Jamaica Licensing Company Limited	Jamaica
Marriott Novy Arbat Hotel Leasing	Russia

Exhibit 21

Marriott Peru Licensing Company SAC	Peru
Marriott Peru S.A.C.	Peru
Marriott Properties (International) Limited	Hong Kong
Marriott RHG Acquisition S.àr.l.	Luxembourg
Marriott RHG Acquisition SARL	Netherlands
Marriott Sharm El Sheikh Management (Egypt Branch)	Egypt
Marriott Switzerland Licensing Company II S.ar.l	Switzerland
Marriott Switzerland Licensing Company S.ar.l	Switzerland
Marriott Switzerland Licensing Company S.ar.l (St. Kitts & Nevis branch)	Saint Kitts and Nevi
Marriott Trinidad & Tobago Limited	Trinidad and Tobago
Marriott UK Group Company Limited	United Kingdom
Marriott UK Management Company Limited	United Kingdom
Marriott V&A Hotel Operating Company Limited	United Kingdom
Marriott Worldwide Corporation (India Registration)	India
Marriott Worldwide Corporation (Jordan Branch)	Jordan
Munich CY Schwanthaler Operating Company GmbH	Germany
OOO CY Nizhny Novgorod Hotel Leasing	Russia
Operadora Marriott, S.A. de C.V.	Mexico
P.T. Luxury Hotels International Indonesia	Indonesia
P.T. Marriott International Indonesia	Indonesia
P.T. Ritz-Carlton Indonesia	Indonesia
Paris St. Denis Pleyel Real Estate Company SAS	France
Permanent Establishment of Luxury Hotels International Management Company B.V.	Ukraine
PH Edward (Pty) Ltd	South Africa
PH F and I Cape Town (Pty) Ltd	South Africa
PH Marine (Pty) Ltd	South Africa
PH Richards Bay (Pty) Ltd	South Africa
PH Roodepoort (Pty) Ltd	South Africa
PH Victoria Junction (Pty) Ltd	South Africa
Plan One (Pty) Ltd	South Africa
Polserv, S.A. de C.V. - (Joint Venture)	Mexico
Porto Bello Cove Hotel Corporation (Joint Venture)	Philippines
Procurement International (Pty) Limited	South Africa
Protea Hotels (International) Limited	United Kingdom
Protea Hotels and Inns (Pty) Limited	South Africa
Protea Hotels Empowerment Consortium (Pty) Ltd	South Africa
Protea Hotels Empowerment Initiative (Pty) Ltd	South Africa
Ramasia International Limited	Virgin Islands - BR
Ramcap SAS	France
RC Hotel and Resort JV Holdings (BVI) Company Limited	Virgin Islands - BR
RC Hotel Holding Company Limited	Virgin Islands - BR
RC Hotel Holding Company Limited (Cayman Islands Branch)	Cayman Islands
RC Rose Holding Company Limited	Virgin Islands - BR
RC Rose Island Hotel Company Limited	Bahamas
Renaissance do Brasil Hoteleria Ltda.	Brazil
Renaissance do Brasil Hoteleria Ltda. (Haddock Office Jardins, Alameda Santos, 2326 CEP 01418-200, Sao Paulo) - Brazil Branch	Brazil

Exhibit 21

Renaissance do Brasil Hoteleria Ltda. (Recife Branch)	Brazil
Renaissance do Brasil Hoteleria Ltda. (Sao Paulo Branch)	Brazil
Renaissance Dusseldorf Hotelmanagement GmbH	Germany
Renaissance Hamburg Hotelmanagement GmbH	Germany
Renaissance Hotels International B.V.	Netherlands
Renaissance Hotels International B.V. (Kazakhstan Branch)	Kazakhstan
Renaissance Hotels International BV (China Registration)	China
Renaissance Hotels International Corporation Limited	Virgin Islands - BR
Renaissance Hotels International Corporation Limited (Malaysia Branch)	Malaysia
Renaissance Hotels International Corporation Limited (Philippine Branch)	Philippines
Renaissance Hotels International Management Belgium SPRL	Belgium
Renaissance Hotels Marketing Services Limited	Virgin Islands - BR
Renaissance International Lodging Ltd.	Bermuda
Renaissance International Lodging N.V.	Curacao
Renaissance International Management Company B.V.	Netherlands
Renaissance International Management Company BV (China Registration)	China
Renaissance Le Parc SAS	France
Renaissance Manchester Hotel Operating Company Limited	United Kingdom
Renaissance Services B.V.	Netherlands
Renaissance Services B.V. (Bahrain Representative Office)	Bahrain
Renaissance Services B.V. (Dubai Branch)	United Arab Emirates
Renaissance Services B.V. (Malaysia Branch)	Malaysia
Renaissance Services B.V. (Representative Office in Egypt)	Egypt
Renaissance Services B.V. (South Korea Branch - Liaison Office)	South Korea
Renaissance Special Purposes B.V.	Netherlands
RHG Holding N.V.	Curacao
RHIL Limited	Hong Kong
RHIL Limited	China
Rio Hotel Brasil Empreendimentos Imobiliários Ltda.	Brazil
Roissy CYBM SAS	France
Ronevsorg Hotel Operating Company Limited	United Kingdom
SAMHI JV Business Hotels Private Limited	India
Shanghai Gingerroot Hotel Management Co., Ltd	China
Shanghai Gingerroot Hotel Management Co., Ltd., Beijing Branch	China
Shanghai Gingerroot Hotel Management Co., Ltd., Guangzhou Branch	China
Stuttgart Sindelfingen Hotel Management GmbH	Germany
The R.C. Management Company of Mexico, S.A. de C.V.	Mexico
The Ritz-Carlton Hotel Company	Germany
The Ritz-Carlton Hotel Company B.V.	Netherlands
The Ritz-Carlton Hotel Company B.V. (Russian Branch)	Russia
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)	South Korea
The Ritz-Carlton Hotel Company Ltd. - (Anguilla Branch)	Anguilla
The Ritz-Carlton Hotel Company N.V.	Curacao
The Ritz-Carlton Hotel Company of Canada Limited	Canada
The Ritz-Carlton Hotel Company of Chile S.A.	Chile
The Ritz-Carlton Hotel Company of Egypt S.A.E.	Egypt

Exhibit 21

The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.	Mexico
The Ritz-Carlton Hotel Company of Singapore PTE LTD.	Singapore
The Ritz-Carlton Hotel Company of St. Lucia Limited	Saint Lucia
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.	Cayman Islands
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)	Malaysia
The Ritz-Carlton Hotel Company, Ltd.	Bermuda
The Ritz-Carlton Hotel Company, Ltd. (Bahamas Branch)	Bahamas
The Ritz-Carlton Hotel Limited	United Kingdom
The Ritz-Carlton Hotel Management GmbH	Germany
The Ritz-Carlton International Licensing Company B.V.	Netherlands
The Ritz-Carlton International Management Company B.V.	Netherlands
The Ritz-Carlton International Management Company B.V. (China Registration)	China
The Ritz-Carlton Limited	Hong Kong
The Ritz-Carlton Property Management Company (Kyoto) Ltd.	Japan
The Ritz-Carlton Property Management Company (Tokyo), Ltd.	Japan
The Ritz-Carlton Residential Management Company of Singapore Pte, Limited	Singapore
Torriam Hotel Operating Company Limited	Ireland
Torriam International Lodging N.V.	Curacao
Toulouse Operating Company SAS	France
Transamerican Hoteles, S.A.	Dominican Republic

Exhibit 21

Domestic Subsidiaries - State of Incorporation

State: Arizona
Entity Name
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)
Marriott Rewards, LLC

State: California
Entity Name
SJMEC, Inc.
SJMFB, LLC

State: Delaware
Entity Name
AC Management Company of USA, Inc.
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
Camelback Properties Inn, Inc.
Capitol Employment Services, LLC
CBM Annex, Inc.
Centerline Georgia Investor LLC
Charleston Marriott, LLC
Chicago Hotel Services, LLC
City Center Annex Tenant Corporation
Corporate General, Inc.
Courtyard Management Corporation
CTYD III Corporation
Desert Ridge Resort, LLC
Detroit CY, LLC.
Detroit Hotel Services, LLC
Detroit MHS, LLC
EDITION Management LLC
Essex House Condominium Corporation
Fairfield FMC, LLC
Franchise System Holdings, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
LAX Properties, LLC
LF, South Beach, LLC
Luxury Finance, LLC
Luxury Hotels International Design & Construction Services, Inc.
M.H.S. Realty Sales, LLC
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott Crystal City Manager, LLC
Marriott Fifth Avenue, LLC
Marriott Hotel Services, Inc.

Exhibit 21

Marriott Hurghada Management, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.
Marriott Mexico City Partnership G.P.
Marriott Mirage City Management, Inc.
Marriott Oak Brook Hills Services, LLC
Marriott P.R. Management Corporation
Marriott Payroll Services, LLC
Marriott Ranch Properties, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Sharm El Sheikh Management, Inc.
Marriott Two Flags Member LLC
Marriott Two Flags, LP
Marriott Worldwide Payroll, LLC
Marriott Worldwide Reservation Services, LLC
Marriott's Greenbelt Hotel Services, Inc.
Mars Merger Sub, LLC
MC Lodging Investment Opportunities, Inc.
MHS Guam, Inc.
MHSFR II, LLC
MHSFR, LLC
MHSI Hawaii, LLC
MI CBM Investor LLC
MI Finance Company
MI Georgia Credits, LLC
MI Holding, L. P.
MI Member, LLC
MI NY Clock Tower, LLC
MI Procurement Holdings, LLC
MI Tenant LLC
MI TH4 INVESTOR, LLC
MICC (California), LLC
MICC SPE I Corp.
MIF, L.L.C.
MRC I Funding Corporation
North Drury Lane Productions, LLC
RC Marriott II, Inc.

Exhibit 21

RC Marriott III, Inc.
RC Marriott, Inc.
RC Paradise Valley Development, LLC
RC-UK, Inc.
REN Boston Hotel Management LLC
REN Boston LP
REN Boston Waterfront Hotel, LLC
Renaissance Cleveland Hotel, LLC
Renaissance Cleveland IOSA, LLC
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Oakbrook Hotel, LLC
Renaissance St. Louis Grand, LLC
Renaissance St. Louis Suites, LLC
Residence Inn by Marriott, LLC
RHG Investments, LLC
RHOC Consolidation, LLC
RI BWI Airport, L.L.C.
Ritz-Carlton (Virgin Islands), Inc.
SC Orlando, L.L.C.
Schaumberg/Oakbrook Marriott Hotels, LLC
Senior Living Limited Partnership
Seville Acquisition, LLC
SPRINGHILL SMC, LLC
Square 369 Hotel Associates, LLC
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton International Licensing Company, LLC
The Ritz-Carlton Residences Management Company LLC
TownePlace Management, LLC
WEC 99C-1 LLC
WEC 99C-10 LLC
WEC 99C-11 LLC
WEC 99C-12 LLC
WEC 99C-13 LLC
WEC 99C-14 LLC
WEC 99C-2 LLC
WEC 99C-3 LLC
WEC 99C-4 LLC
WEC 99C-5 LLC
WEC 99C-6 LLC
WEC 99C-7 LLC

Exhibit 21

WEC 99C-8 LLC
WEC 99C-9 LLC

State: Georgia
Entity Name
The Dining Room Corporation

State: Hawaii
Entity Name
F. L. Insurance Corporation
KB Hotel Operator Inc.
Marquis Insurance Corporation

State: Kansas
Entity Name
Kansas Hospitality Services, Inc.

State: Maryland
Entity Name
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
Mars Merger Sub, Inc.
MI Fulfillment Services, LLC
MII Conference Center, Inc.

State: Nevada
Entity Name
MI Hotels of Las Vegas, Inc.

State: Texas
Entity Name
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.

State: Utah
Entity Name
Gambits, A Nonprofit Corporation (Incorporated Club)

State: West Virginia
Entity Name
West Virginia Marriott Hotels, Inc.

Exhibit 21

Assumed Names

State: Arizona
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Scottsdale Marriott At McDowell Mountains
	Marriott Rewards, Inc.	Marriott Rewards II, Inc.
	MIF, L.L.C.	Marriott International Franchising, L.L.C.
	Residence Inn by Marriott, LLC	Phoenix Airport-Tempe RI

State: California
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Novato Marin / Sonoma
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Fairfield Inn Anaheim Disneyland Resort
	Marriott Hotel Services, Inc.	Anaheim Marriott
	Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites
	Marriott Hotel Services, Inc.	JW Marriott Desert Springs Resort & Spa
	Marriott Hotel Services, Inc.	Los Angeles Airport Marriott
	Marriott Hotel Services, Inc.	Newport Beach Marriott Hotel
	Marriott Hotel Services, Inc.	San Jose Marriott
	Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Marriott International, Inc.	Marriott Marquis San Diego Marina
	MIF, L.L.C.	Marriott International Franchising, L.L.C.
	Renaissance Hotel Management Company, LLC	The Lodge at Sonoma Renaissance, Hotel & Spa
	Residence Inn by Marriott, LLC	Arcadia Residence Inn
	Residence Inn by Marriott, LLC	La Jolla Residence Inn
	Residence Inn by Marriott, LLC	Long Beach Residence Inn
	Residence Inn by Marriott, LLC	Manhattan Beach Residence Inn
	Residence Inn by Marriott, LLC	Mira Mesa Residence Inn
	Residence Inn by Marriott, LLC	Mountain View Residence Inn
	Residence Inn by Marriott, LLC	Placentia Residence Inn
	Residence Inn by Marriott, LLC	Rancho Bernardo RI
	Residence Inn by Marriott, LLC	Residence Inn Irvine Spectrum
	Residence Inn by Marriott, LLC	Residence Inn Pleasant Hill Concord
	Residence Inn by Marriott, LLC	Residence Inn San Diego Central
	Residence Inn by Marriott, LLC	Residence Inn San Diego Sorrento Mesa/ Sorrento Valley
	Residence Inn by Marriott, LLC	Residence Inn San Jose Campbell
	Residence Inn by Marriott, LLC	Residence Inn San Ramon
	Residence Inn by Marriott, LLC	Sacramento-Natomas Residence Inn
	Residence Inn by Marriott, LLC	Torrance Residence Inn
	The Ritz-Carlton Hotel Company, L.L.C.	Ritz Carlton Hotel
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Laguna Niguel

Exhibit 21

District Of Columbia
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	JW Marriott on Pennsylvania Avenue
	Renaissance Hotel Operating Company	Renaissance Washington DC Hotel

State: Florida
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard by Marriott Jupiter Abacoa
	Courtyard Management Corporation	Courtyard Cafe
	Courtyard Management Corporation	Courtyard Lobby Lounge
	Courtyard Management Corporation	Courtyard Orlando Lake Buena Vista in the Marriott Village
	Courtyard Management Corporation	Courtyard Pool Bar & Grille
	CTYD III Corporation	Courtyard by Marriott
	EDITION Management LLC	Basement
	EDITION Management LLC	Miami Beach EDITION Hotel
	EDITION Management LLC	The Market at Miami Beach EDITION
	EDITION Management LLC	The Matador Room
	EDITION Management LLC	Tropicale
	Fairfield FMC, LLC	Fairfield Inn & Suites Orlando Lake Buena Vista in the Marriott Village
	Fairfield FMC, LLC	Fairfield Inn Cafe
	Fairfield FMC, LLC	Fairfield Inn Pool Bar & Grille
	Marriott Hotel Services, Inc.	3030 Ocean
	Marriott Hotel Services, Inc.	Cafe Waterside
	Marriott Hotel Services, Inc.	Champions
	Marriott Hotel Services, Inc.	Deco Blue
	Marriott Hotel Services, Inc.	Hammock Bay Golf & Country Club
	Marriott Hotel Services, Inc.	IL Terrazzo
	Marriott Hotel Services, Inc.	Korals
	Marriott Hotel Services, Inc.	Marriott Stanton South Beach
	Marriott Hotel Services, Inc.	Miami Airport Marriott
	Marriott Hotel Services, Inc.	Riva Restaurant
	Marriott Hotel Services, Inc.	SPA Waterside
	Marriott Hotel Services, Inc.	Tampa Airport Marriott Hotel
	Marriott Hotel Services, Inc.	The Club at Marriott's Harbor Beach Resort & Spa
	Marriott Hotel Services, Inc.	The Members Club at Marco
	Marriott Hotel Services, Inc.	The Spa at Marriott's Harbor Beach Resort
	Marriott Hotel Services, Inc.	The Spa Cafe
	Marriott Hotel Services, Inc.	Tranquility
	Marriott International, Inc.	Citron Patisserie
	Marriott International, Inc.	Citron, An American Brasserie
	Marriott International, Inc.	Destinations by Marriott
	Marriott International, Inc.	Fairways Pub
	Marriott International, Inc.	Hawk's Landing Steakhouse & Grille

Exhibit 21

	Marriott International, Inc.	JW Marriott Orlando Grande
	Marriott International, Inc.	Primo
	Marriott International, Inc.	Quench Bar & Grill
	Marriott International, Inc.	Tampa Marriott Waterside Hotel & Marina
	Marriott International, Inc.	The Ritz Carlton Golf Club
	Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
	Marriott International, Inc.	The Signature Shop
	Marriott International, Inc.	Vitale Spa Cafe
Marriott Worldwide Reservation Services, LLC
	Renaissance Hotel Management Company, LLC	Flagler's
	Renaissance Hotel Management Company, LLC	Renaissance Singer Island Hotel
	Renaissance Hotel Management Company, LLC	Tampa Renaissance Hotel
	Renaissance Hotel Management Company, LLC	The Renaissance Tampa International Plaza Hotel
	Residence Inn by Marriott, LLC	Boca Raton RI
	Residence Inn by Marriott, LLC	Pensacola RI
	Residence Inn by Marriott, LLC	Residence Inn Melbourne
	Residence Inn by Marriott, LLC	St. Petersburg Residence Inn
	SPRINGHILL SMC, LLC	Springhill Pool Bar & Grille
	SPRINGHILL SMC, LLC	Springhill Suites Orlando Lake Buena Vista in the Marriott Village
	SPRINGHILL SMC, LLC	Springhill Suites Seasons
	The Ritz-Carlton Hotel Company, L.L.C.	Americana Restaurant
	The Ritz-Carlton Hotel Company, L.L.C.	Bun
	The Ritz-Carlton Hotel Company, L.L.C.	Cantina
	The Ritz-Carlton Hotel Company, L.L.C.	Cero Restaurant
	The Ritz-Carlton Hotel Company, L.L.C.	Cioppino
	The Ritz-Carlton Hotel Company, L.L.C.	DiLido Beach Club
	The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
	The Ritz-Carlton Hotel Company, L.L.C.	One L.R.
	The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
	The Ritz-Carlton Hotel Company, L.L.C.	Rum Bar
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Amelia Island
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Fort Lauderdale
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
	The Ritz-Carlton Hotel Company, L.L.C.	The Spa at the Ritz-Carlton
	TownePlace Management, LLC	Miami Airport West Towneplace Suites
	TownePlace Management, LLC	Miami Lakes Towneplace Suites

State: Georgia
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Atlanta Airport RI
	Residence Inn by Marriott, LLC	Atlanta Alpharetta RI
	Residence Inn by Marriott, LLC	Atlanta Buckhead RI
	Residence Inn by Marriott, LLC	Atlanta Midtown RI

Exhibit 21

	Residence Inn by Marriott, LLC	Atlanta Perimeter Mall RI

State: Hawaii
	Entity Name	Assumed Name
	Essex House Condominium Corporation	Kauai Marriott Resort & Beach Club
	KB Hotel Operator Inc.	Kapalua Bay, A Renaissance Resort
	Marriott Hotel Services, Inc.	Kuhio Beach Grill
	Marriott Hotel Services, Inc.	Moana Terrace
	Marriott Hotel Services, Inc.	The Ritz-Carlton, Kapalua
	Marriott Hotel Services, Inc.	Waikiki Beach Marriott Resort & Spa
	Marriott Hotel Services, Inc.	Wailea Beach Marriott Resort & Spa

State: Illinois
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard Arlington Heights North
	Courtyard Management Corporation	Courtyard Arlington Heights South
	Courtyard Management Corporation	Courtyard Chicago Deerfield
	Courtyard Management Corporation	Courtyard Chicago Downtown/River North
	Courtyard Management Corporation	Courtyard Chicago Highland Park
	Courtyard Management Corporation	Courtyard Chicago Lincolnshire
	Courtyard Management Corporation	Courtyard Chicago Naperville
	Courtyard Management Corporation	Courtyard Chicago O'Hare
	Courtyard Management Corporation	Courtyard Chicago Oakbrook Terrace
	Courtyard Management Corporation	Courtyard Chicago Waukegan
	Courtyard Management Corporation	Courtyard Rockford
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Chicago Marriott Downtown Hotel
	Marriott Hotel Services, Inc.	Chicago Marriott Oakbrook Hotel
Marriott Worldwide Reservation Services, LLC
	MIF, L.L.C.	Marriott International Franchising, L.L.C.

State: Iowa
	Entity Name	Assumed Name
	CTYD III Corporation	Courtyard by Marriott

State: Kentucky
	Entity Name	Assumed Name
	CTYD III Corporation	Courtyard by Marriott

State: Louisiana
	Entity Name	Assumed Name
	Renaissance Hotel Management Company, LLC	Renaissance Pere Marquette Hotel
	SPRINGHILL SMC, LLC	Springhill Suites by Marriott

Exhibit 21

State: Maryland
	Entity Name	Assumed Name
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
	Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
	Residence Inn by Marriott, LLC	Annapolis RI,
	Residence Inn by Marriott, LLC	Bethesda RI

State: Massachusetts
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boston Tremont Courtyard
	Courtyard Management Corporation	Courtyard Boston Stoughton
	Renaissance Hotel Management Company, LLC	Renaissance Boston Waterfront Hotel
	Renaissance Hotel Operating Company	Renaissance Bedford Hotel
	Residence Inn by Marriott, LLC	Boston Tewksbury/Andover RI
	Residence Inn by Marriott, LLC	Boston-Westborough RI
	Residence Inn by Marriott, LLC	Cambridge RI
	Residence Inn by Marriott, LLC	Danvers RI (aka/ Boston-North Shore)
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Boston Common

State: Michigan
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Ann Arbor RI
	Residence Inn by Marriott, LLC	Dearborn RI
	Residence Inn by Marriott, LLC	East Lansing RI
	Residence Inn by Marriott, LLC	Grand Rapids RI
	Residence Inn by Marriott, LLC	Kalamazoo RI
	Residence Inn by Marriott, LLC	Southfield Michigan RI
	Residence Inn by Marriott, LLC	Troy Central RI
	Residence Inn by Marriott, LLC	Troy South RI
	Residence Inn by Marriott, LLC	Warren RI

State: Minnesota
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard Minneapolis Eden Prairie
	Marriott International, Inc.	JW Marriott Minneapolis Mall of America
	Residence Inn by Marriott, LLC	Eden Prairie RI

State: Missouri
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard Kansas City Airport
	CTYD III Corporation	Courtyard St Louis Downtown
	Marriott International, Inc.	Marriott St. Louis Grand
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, St. Louis

Exhibit 21

State: Nebraska
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Omaha Central RI

State: Nevada
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Las Vegas
	Marriott International, Inc.	Las Vegas Marriott
	Residence Inn by Marriott, LLC	Las Vegas Hughes Center
	Residence Inn by Marriott, LLC	Las Vegas RI
	Residence Inn by Marriott, LLC	Residence Inn by Marriott
	Residence Inn by Marriott, LLC	RI Las Vegas Convention Center
	SPRINGHILL SMC, LLC	Inspiration Lounge
	SPRINGHILL SMC, LLC	Inspiration Tavern
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Lake Las Vegas

State: New Jersey
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott

State: New Mexico
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Santa Fe RI, Albuquerque RI

State: New York
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard New York Manhattan/Herald Square
	EDITION Management LLC	The New York EDITION
	Marriott Hotel Services, Inc.	JW Marriott Essex House New York
	Marriott Hotel Services, Inc.	Long Island Marriott Hotel,
	Marriott Hotel Services, Inc.	New York Marriott Downtown
	Residence Inn by Marriott, LLC	East Syracuse RI
	SPRINGHILL SMC, LLC	Springhill Suites New York Midtown Manhattan/Fifth Avenue
	SPRINGHILL SMC, LLC	Springhill Suites Syracuse Carrier Circle
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Westchester

State: North Carolina
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Charlotte North RI
	Residence Inn by Marriott, LLC	Durham RI, Greensboro RI
	Residence Inn by Marriott, LLC	Raleigh RI,
	Residence Inn by Marriott, LLC	Winston-Salem RI
	WEC 99C-8 LLC	WEC 99C-8 LLC

Exhibit 21

State: Ohio
	Entity Name	Assumed Name
	Courtyard Management Corporation	Blue Ash CbM
	Courtyard Management Corporation	Courtyard Columbus Worthington
	Courtyard Management Corporation	Dublin CbM
	Courtyard Management Corporation	Toledo CbM
	Marriott International, Inc.	Fairfield Inn
	MIF, L.L.C.	Marriott International Franchising, L.L.C.
	Residence Inn by Marriott, LLC	Akron Residence Inn
	Residence Inn by Marriott, LLC	Blue Ash Ribm
	Residence Inn by Marriott, LLC	Cincinnati North RibM
	Residence Inn by Marriott, LLC	Columbus East RibM
	Residence Inn by Marriott, LLC	Columbus North RI
	Residence Inn by Marriott, LLC	Dublin Ohio RibM
	Residence Inn by Marriott, LLC	Toledo RibM

State: Pennsylvania
	Entity Name	Assumed Name
	MIF, L.L.C.	Marriott International Franchising, L.L.C.

State: Texas
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard Dallas Central Expressway
	Courtyard Management Corporation	The Campbell Club
	Residence Inn by Marriott, LLC	Residence Inn Dallas Richardson
	Residence Inn by Marriott, LLC	Residence Inn Houston Downtown/Convention Center
	Residence Inn by Marriott, LLC	Richardson RI
	SPRINGHILL SMC, LLC	Addison Springhill Suites
	SPRINGHILL SMC, LLC	Fort Worth University
	TownePlace Management, LLC	Houston Clearlake TownePlace Suites

State: Utah
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Residence Inn Salt Lake City Cottonwood

State: Virginia
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Marriott's Westfields Conference Center
	Marriott Hotel Services, Inc.	Westfield's Golf Club (Fairfax file date)
	Marriott Hotel Services, Inc.	Westfield's Marriott
	Renaissance Hotel Operating Company	Renaissance Arlington Capital View
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner

Exhibit 21

State: Washington
	Entity Name	Assumed Name
	SPRINGHILL SMC, LLC	Seattle Downtown Springhill Suites
	SPRINGHILL SMC, LLC	Seattle South Renton Springhill
	TownePlace Management, LLC	Seattle South Renton TownePlace Suites